UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2026

MAISON SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41720	84-2498787
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 N Garfield Avenue, Monterey Park, CA 91754

(Address of principal executive offices, including zip code)

(626) 737-5888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	MSS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 22, 2026, Maison Solutions Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). Each stockholder of the Company’s Class A common stock, par value $0.0001 per share (“Class A common stock”), was entitled to one vote per share on each matter properly presented at the Annual Meeting for each share of Class A common stock held by such stockholder as of the close of business on June 22, 2026 (the “Record Date”). Each stockholder of the Company’s Class B common stock, par value $0.0001 per share (“Class B common stock”), was entitled to ten votes per share on each matter properly presented at the Annual Meeting for each share of Class B common stock held by such stockholder as of the close of business on the Record Date.

The final voting results for each proposal considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on June 23, 2026 (the “Proxy Statement”), are set forth below.

Proposal 1 – Director Election Proposal

The stockholders elected John Xu, Alexandria M. Lopez, Mark Willis, Bin Wang and Dr. Xiaoxia Zhang to serve as directors on the Company’s Board of Directors, each for a term expiring at the next annual meeting or until their successors are duly elected and qualified.

The final voting results for the Director Election Proposal were as follows:

Director Nominee	Votes For	Votes Withheld	Broker non-votes
John Xu	3,813,233	57,937	425,110
Alexandria M. Lopez	3,806,629	64,541	425,110
Mark Willis	3,807,770	63,400	425,110
Bin Wang	3,811,731	59,439	425,110
Dr. Xiaoxia Zhang	3,813,380	57,790	425,110

Proposal 2 – Auditor Ratification Proposal

The stockholders ratified the selection of Kreit & Chiu CPA LLP as the Company’s independent certified public accountants for the fiscal year ending April 30, 2027.

The final voting results for the Auditor Ratification Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker non-votes
4,211,716	79,093	5,471	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAISON SOLUTIONS INC.

Date: July 23, 2026

By:	/s/ John Xu
Name:	John Xu
Title:	Chief Executive Officer

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